  Inland Real Estate Corporation

Supplemental Financial Information

For the Three Months Ended
March 31, 2006

2901 Butterfield Road
Oak Brook, Illinois 60523
Telephone:  (630) 218-8000
Facsimile:  (630) 218-7357
www.inlandrealestate.com

Inland Real Estate Corporation
Supplemental Financial Information
For the Three Months Ended March 31, 2006

This supplemental financial information may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could."  The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements.  For a more complete discussion of these risks and uncertainties, please see the Company's filings on Form 10-K and 10-Q with the Securities and Exchange Commission.  The Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Inland Real Estate Corporation
2901 Butterfield Road
Oak Brook, IL 60523
(888) 331-4732
www.inlandrealestate.com

  News Release

Inland Real Estate Corporation (Investors/Analysts):	Inland Communications, Inc. (Media):
Trista Hertz, Director of Investor Relations	Darryl Cater, Media Relations Coordinator
(630) 218-7364	(630) 218-8000 x4896
hertz@inlandrealestate.com	cater@inlandgroup.com

INLAND REAL ESTATE CORPORATION

ANNOUNCES PERFORMANCE RESULTS

FOR FIRST QUARTER 2006

Company Reports Strong Leasing and Acquisition Activity

OAK BROOK, Ill. (May 5, 2006) – Inland Real Estate Corporation (NYSE: IRC) today announced its financial results for the first quarter ended March 31, 2006.

Highlights

•

For the three months ended March 31, 2006, funds from operations (“FFO”) was $22.2 million, a decrease of 7.5% compared to the three months ended March 31, 2005.  For the three months ended March 31, 2006, FFO per common share (basic and diluted) was $0.33, a decrease of 8.3% compared to the three months ended March 31, 2005.  Excluding a one-time $6.1 million lease termination fee earned in the three months ended March 31, 2005 (less $0.9 million in straight-lined rent write-off), FFO for the three months ended March 31, 2006 increased $3.4 million, or 18.0%, and $0.05, or 17.9%, on a per share basis (basic and diluted), compared to the three months ended March 31, 2005.

•

For the three months ended March 31, 2006, net income was $9.9 million, a decrease of 30.0% compared to the three months ended March 31, 2005.  For the three months ended March 31, 2006, net income per common share (basic and diluted) was $0.15, a decrease of 28.6% compared to the three months ended March 31, 2005.  Excluding the one-time $6.1 million lease termination fee earned in the three months ended March 31, 2005, net income for the three months ended March 31, 2006 increased $1.0 million or 10.9% and earnings per share, basic and diluted, increased $0.02 or 15.4%.

•

As of March 31, 2006, the Company’s portfolio was 95.9% leased, compared to 95.2% leased as of March 31, 2005.

•

During the first quarter 2006, 69 new and renewal leases were executed for the rental of 332,000 aggregate square feet.  New lease activity resulted in a 33.4% increase over expiring rates.

•

The Company acquired five retail centers totaling more than one million square feet in aggregate leasable space for approximately $227 million.  These included Algonquin Commons, one of the Company’s largest acquisitions, and The Shoppes at Grayhawk, which extends the Company’s portfolio into the Omaha, Nebraska market.

Financial Results

The Company reported that FFO, a widely accepted measure of performance for real estate investment trusts (“REITs”), for the three months ended March 31, 2006 was $22.2 million, a decrease of 7.5% compared to $24.0 million for the three months ended March 31, 2005.  On a per share basis, FFO was $0.33 (basic and diluted) for the three months ended March 31, 2006, a decrease of 8.3% compared to $0.36 (basic and diluted) for the three months ended March 31, 2005.  Excluding a $6.1 million lease termination fee earned in the three months ended March 31, 2005 (less $0.9 million in straight-lined rent write-off), FFO for the three months ended March 31, 2006 increased $3.4 million, or 18.0%, and $0.05, or 17.9%, on a per share basis (basic and diluted), compared to the three months ended March 31, 2005.

The Company reported that net income was $9.9 million for the three-months ended March 31, 2006, a decrease of 30% compared to net income of $14.1 million for the three months ended March 31, 2005.  On a per share basis, net income was $0.15 per share (basic and diluted) for the three months ended March 31, 2006, a decrease of 28.6% compared to $0.21 per share (basic and diluted) for the three months ended March 31, 2005.  Excluding the $6.1 million lease termination fee earned in the three months ended March 31, 2005, net income for the three months ended March 31, 2006 increased $1.0 million or 10.9% and earnings per share, basic and diluted, increased $0.02 or 15.4%.  A reconciliation of FFO to net income and FFO per share to net income per share is provided at the end of this news release.

“We hit our mark this quarter in terms of solid core earnings and growth,” said Robert Parks, the Company’s President and Chief Executive Officer.  “Same-store net income increased over both fourth quarter 2005 and one year ago.  With nearly 96% of the portfolio leased, and new leases up 33.4% over expiring rates, leasing remains a strong suit.”

“We also acquired five premiere assets, including one of our largest acquisitions to date, Algonquin Commons, as well as flagship examples of the lifestyle and power retail concepts,” said Parks.  “With superbly located and tenanted properties, we have enriched our portfolio and extended our geographic reach.  And due to our joint venture activity, we see an opportunity to potentially exceed our acquisition target for the year.”

Portfolio Performance
Total revenues decreased 12.9% to $44.1 million for the three-months ended March 31, 2006 from $50.7 million for the three months ended March 31, 2005.  Total revenues decreased primarily because of the absence in the three months ended March 31, 2006 of a one-time lease termination fee received in the three months ended March 31, 2005.  The Company evaluates its overall portfolio by analyzing the operating performance of properties that have been owned and operated for the same three month period during each year.  A total of 125 of the Company’s investment properties satisfied this criterion during these periods and are referred to as “same store” properties.  Same store net operating income increased 2.4% (cash basis) to $29.1 million for the three months ended March 31, 2006 compared to $28.4 million for the three months ended March 31, 2005.  This increase is primarily the result of reduced operating expenses.  As of March 31, 2006, occupancy for the Company’s same store portfolio was 94.8% compared to occupancy of 95.0% as of March 31, 2005.

EBITDA decreased 3.0% to $33.9 million for the three months ended March 31, 2006, compared to $35.0 million for the three months ended March 31, 2005, primarily due to the one-time lease termination fee income earned in the three months ended March 31, 2005.

EBITDA is defined as earnings (or losses) from continuing operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation; and (4) amortization.  A table reconciling EBITDA to income from operations is provided at the end of this news release.  The Company uses EBITDA as a supplemental measure of its financial performance because it excludes expenses the Company believes may not be indicative of its operating performance.  By excluding interest expense, EBITDA measures the Company’s financial performance regardless of how it finances its operations and capital structure.  By excluding depreciation and amortization expense, the Company believes it can more accurately assess the performance of its portfolio.  Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain the Company’s properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing.  EBITDA should be considered only as a supplement to net income and may be calculated differently by other REITs.

Balance Sheet, Market Value and Liquidity
EBITDA coverage of interest expense was 2.9 times for the three months ended March 31, 2006.  The Company has provided EBITDA and the related non-GAAP coverage ratios as supplemental disclosure because the Company believes such disclosure provides useful information regarding the Company’s ability to service and incur debt.

At March 31, 2006, the Company had an equity market capitalization of $1.1 billion and $0.9 billion of total debt outstanding for a total market capitalization of $2.0 billion and a debt-to-total market capitalization percentage of 44.3%.  The interest rate on approximately 73% of this debt was fixed at a weighted average interest rate of 5.39%.  At March 31, 2006, the Company had approximately $275 million available for future borrowings under its unsecured line of credit, which the Company uses for acquisitions, capital improvements, tenant improvements, leasing costs and working capital.

Leasing
The Company believes that leasing activity remains strong throughout its portfolio.  For the three months ended March 31, 2006, the Company executed 18 new and 51 renewal leases, aggregating approximately 332,000 square feet.  The 18 new leases comprise approximately 48,000 square feet with an average rental rate of $18.46 per square foot, a 33.4% increase over the average expiring rate.  The 51 renewal leases comprise approximately 284,000 square feet with an average rental rate of $12.07 per square foot, a 13.8% increase over the average expiring rate.  As of March 31, 2006, the Company’s portfolio was 95.9% leased compared to 95.2% leased as of March 31, 2005 and 96.1% leased as of December 31, 2005.

Acquisitions
In the first quarter 2006, the Company acquired five retail centers, four direct acquisitions and one with joint venture partner New York State Teachers Retirement System (“NYSTRS”), totaling approximately $227 million in aggregate purchase price, with aggregate leasable space of more than one million square feet.

Algonquin Commons was acquired with joint venture partner NYSTRS for $154 million.  Algonquin Commons is a 565,000 square foot lifestyle and power retail center located in Algonquin, Illinois, and one of the Company’s largest acquisitions to date.  The property is anchored by Circuit City, Office Max and Old Navy, and also includes national specialty retailers Ann Taylor, Pottery Barn, Williams Sonoma and others.

The Shoppes at Grayhawk was acquired for approximately $27.1 million, plus future contingent payments in aggregate maximum of approximately $0.4 million as currently vacant space is leased.  The Shoppes at Grayhawk is a 226,720 square foot community retail center located in Omaha, Nebraska.  The property is anchored by a 140,000 square foot Lowe’s Home Improvement, Michaels craft store and also includes Red Robin, Buffalo Wild Wings, Chipotle and other retailers.

Honey Creek Commons was acquired for approximately $23.8 million at closing, plus future contingent payments in aggregate maximum of approximately $2.9 million as currently vacant space is leased.  Honey Creek Commons is a 179,100 square foot power retail center located in Terre Haute, Indiana.  The property is anchored by a Kohl’s store and also includes Linens ‘N Things, TJ Maxx, Dress Barn, David’s Bridal, Panera Bread and other retailers.

Big Lake Town Square was acquired for approximately $10.0 million, plus future contingent payments in aggregate maximum of approximately $0.7 million as currently vacant space is leased.  Big Lake Town Square is a 67,835 square foot grocery-anchored retail center located in Big Lake, Minnesota.  The property is anchored by Coburn’s Grocery and includes Great Clips, Figaro Pizza, Caribou Coffee and other retailers.

Pick N Save Shopping Center was acquired for approximately $8.1 million.  Pick N Save Shopping Center is a 63,780 square foot single-tenant grocery store located in Waupaca, Wisconsin, approximately 100 miles northwest of Milwaukee.

Disposition
In the first quarter 2006, the Company sold one retail center, Crestwood Plaza in Crestwood, Illinois, for approximately $1.4 million.  Proceeds from the sale of the approximately 20,000 square foot property were used to acquire new investment properties.

Dividends
In February, March and April 2006, the Company paid monthly cash dividends of $0.08 per common share.

Guidance
The Company expects that its FFO per common share (basic and diluted) for fiscal year 2006 will be in the range of $1.35 to $1.39.  The anticipated increase in FFO per common share (basic and diluted) is derived from budgeted same store net operating income growth of 2% to 3% for the remainder of 2006, as well as additional acquisition activity within the joint venture, along with associated fees, and continued direct acquisitions.

Conference Call
The Company will host a management conference call to discuss its financial results at 11:00 a.m. CT (12:00 noon ET) on Friday, May 5, 2006.  The conference call can be accessed by dialing 866-543-6411, or 617-213-8900 for international callers.  The conference call passcode is 96037999.  The Company recommends that participants dial in at least ten minutes prior to the scheduled start of the call.  The conference call will also be available via live webcast on the Company’s website at http://www.inlandrealestate.com.  Hosting the conference call for the Company will be Robert Parks, President and Chief Executive Officer, Mark Zalatoris, Chief Operating Officer, Brett Brown, Chief Financial Officer and Scott Carr, President of Property Management.

The conference call will be recorded and available for replay beginning at 12:00 noon CT (1:00 p.m. ET) on May 5, 2006, and will be available until midnight on Friday, May 12, 2006.  Interested parties can access the replay of the conference call by dialing 888-286-8010, or 617-801-6888 for international callers.  The replay passcode is 58696787.

About Inland Real Estate Corporation
Inland Real Estate Corporation is a self-administered and self-managed publicly traded real estate investment trust (“REIT”) that currently owns interests in 146 neighborhood, community, lifestyle and single-tenant retail centers located primarily in the midwestern United States, with aggregate leasable space of approximately 14 million square feet.  Additional information on Inland Real Estate Corporation, including a copy of the Company’s supplemental financial information for the three-months ended March 31, 2006, is available on its website at http://www.inlandrealestate.com.

This press release contains forward-looking statements.  Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.”  The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements.  For a more complete discussion of these risks and uncertainties, please see the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.  Inland Real Estate Corporation disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

INLAND REAL ESTATE CORPORATION
Consolidated Balance Sheets
March 31, 2006 and December 31, 2005
(In thousands except per share data)

Assets

	March 31, 2006 (unaudited)	December 31, 2005 (audited)
Investment properties:
Land	$342,801	317,604
Construction in progress	-	821
Building and improvements	925,693	878,614

	1,268,494	1,197,039
Less accumulated depreciation	196,391	188,483

Net investment properties	1,072,103	1,008,556

Cash and cash equivalents	16,297	26,804
Investment in securities (net of an unrealized gain of $94 and $293 at March 31, 2006 and December 31, 2005, respectively)	19,068	19,133
Restricted cash	3,610	4,049
Accounts and rents receivable (net of provision for doubtful accounts of $2,533 and $2,798 at March 31, 2006 and December 31, 2005, respectively)	33,605	31,742
Mortgage receivable	11,640	11,406
Investment in and advances to unconsolidated joint ventures	66,020	52,889
Deposits and other assets	2,692	2,959
Acquired above market lease intangibles (net of accumulated amortization of $2,013 and $1,856 at March 31, 2006 and December 31, 2005, respectively)	3,815	3,831
Acquired in-place lease intangibles (net of accumulated amortization of $5,127 and $4,395 at March 31, 2006 and December 31, 2005, respectively)	25,698	19,942
Leasing fees (net of accumulated amortization of $1,509 and $1,387 at March 31, 2006 and December 31, 2004, respectively)	2,832	2,795
Loan fees (net of accumulated amortization of $3,070 and $2,735 at March 31, 2006 and December 31, 2005, respectively)	4,815	4,893

Total assets	$1,262,195	1,188,999

INLAND REAL ESTATE CORPORATION
Consolidated Balance Sheets (continued)
March 31, 2006 and December 31, 2005
(In thousands except per share data)

Liabilities and Stockholders' Equity

	March 31, 2006	December 31, 2005 (audited)
Liabilities:
Accounts payable and accrued expenses	$5,810	4,560
Acquired below market lease intangibles (net of accumulated amortization of $3,561 and $3,216 at March 31, 2006 and December 31, 2005 , respectively)	7,255	7,477
Accrued interest	2,833	2,426
Accrued real estate taxes	24,460	22,946
Dividends payable	5,542	5,401
Security and other deposits	2,427	2,423
Mortgages payable	620,795	602,817
Line of credit	125,000	65,000
Prepaid rents and unearned income	4,545	2,752
Other liabilities	12,866	12,631

Total liabilities	811,533	728,433

Minority interest	14,022	18,748

Stockholders' Equity:
Preferred stock, $0.01 par value, 6,000 Shares authorized; none issued and outstanding at March 31, 2006 and December 31, 2005	-	-
Common stock, $0.01 par value, 500,000 Shares authorized; 67,585 and 67,502 Shares issued and outstanding at March 31, 2006 and December 31, 2005, respectively	676	675
Additional paid-in capital (net of offering costs of $58,816)	651,158	649,797
Accumulated distributions in excess of net income	(215,288)	(208,947)
Accumulated other comprehensive income	94	293

Total stockholders' equity	436,640	441,818

Commitments and contingencies

Total liabilities and stockholders' equity	$1,262,195	1,188,999

INLAND REAL ESTATE CORPORATION
Consolidated Statements of Operations
For the three months ended March 31, 2006 and 2005 (unaudited)
(In thousands except per share data)

	Three months ended March 31, 2006	Three months ended March 31, 2005
Revenues:
Rental income	$31,783	30,973
Tenant recoveries	12,232	13,361
Lease termination income	-	6,154
Other property income	113	169

Total revenues	44,128	50,657

Expenses:
Property operating expenses	5,170	7,964
Real estate tax expense	8,285	8,054
Bad debt expense	304	355
Depreciation and amortization	10,715	9,440
General and administrative expenses	2,111	2,073

Total expenses	26,585	27,886

Operating income	17,543	22,771

Other income	1,017	380
Fee income from unconsolidated joint venture	659	281
Gain on sale of investment properties	492	-
Interest expense	(10,333)	(10,183)
Minority interest	(391)	(254)
Equity in earnings of unconsolidated joint ventures	1,097	990

Income from continuing operations	10,084	13,985

Discontinued operations:
Income (loss) from discontinued operations (including loss on sale of investment property of $195 for the three months ended March 31,2006)	(208)	120

Net income available to common stockholders	9,876	14,105

Other comprehensive income:
Unrealized loss on investment securities	(199)	(240)

Comprehensive income	$9,677	13,865

INLAND REAL ESTATE CORPORATION
Consolidated Statements of Operations
For the three months ended March 31, 2006 and 2005 (unaudited)
(In thousands except per share data)

	Three months ended March 31, 2006	Three months ended March 31, 2005

Basic and diluted earnings available to common shares per common share:

Income from continuing operations	$0.15	0.21
Discontinued operations	-	-

Net income available to common stockholders per common share – basic and diluted	$0.15	0.21

Weighted average number of common shares outstanding – basic	67,489	67,065

Weighted average number of common shares outstanding – diluted	67,558	67,114

Non-GAAP Financial Measures

We consider Funds From Operations ("FFO") a widely accepted and appropriate measure of performance for a REIT that provides a supplemental measure of a REIT's operating performance because along with cash flows from operating, investing and financing activities, it provides a measure of a REIT's ability to incur and service debt and make capital expenditures and acquisitions.  Due to certain unique operating characteristics of real estate companies, the National Association of Real Estate Investment Trusts ("NAREIT"), an industry trade group, has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as ours.  As defined by NAREIT, FFO means net income computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus depreciation and amortization and after adjustments for unconsolidated partnership and joint ventures in which the REIT holds an interest.  We have adopted the NAREIT definition for computing FFO.  Management uses the calculation of FFO for several reasons.  We use FFO in conjunction with our acquisition policy to determine investment capitalization strategy and we also use FFO to compare our performance to that of other REITs in our peer group.  Additionally, FFO is used in certain employment agreements to determine incentives received based on our performance.  The calculation of FFO may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity.  Items that are capitalized do not impact FFO whereas items that are expensed reduce FFO.  Consequently, our presentation of FFO may not be comparable to other similarly titled measures presented by other REITs.  FFO does not represent cash flows from operations as defined by GAAP, it is not indicative of cash available to fund all cash flow needs and liquidity, including our ability to pay distributions and should not be considered as an alternative to net income, as determined in accordance with GAAP, for purposes of evaluating our operating performance.  The following table reflects our FFO for the periods presented, reconciled to net income available to common stockholders for these periods:

	Three months ended March 31, 2006	Three months ended March 31, 2005

Net income	$9,876	14,105
Gain on sale of investment properties	(61)	-
Gain on non-operating property	157	-
Equity in depreciation of unconsolidated ventures	1,770	705
Amortization on in-place lease intangibles	732	598
Amortization on leasing commissions	195	155
Depreciation, net of minority interest	9,533	8,449

Funds From Operations	$22,202	24,012

Net income available to common stockholders per common share – basic and diluted	$0.15	0.21

Funds From Operations, per common share – basic and diluted	$0.33	0.36

Weighted average number of common shares outstanding, basic	67,489	67,065

Weighted average number of common shares outstanding, diluted	67,558	67,114

`

EBITDA is defined as earnings (losses) from operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization.  We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance.  By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure.  By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio.  Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing.  EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

	Three months ended March 31, 2006	Three months ended March 31, 2005

Income From Continuing Operations	$10,084	13,985
Gain from operations	(257)	-
Income From Discontinued Operations	(13)	120
Interest Expense	10,145	10,183
Interest Expense Associated with Discontinued Operations	9	37
Interest Expense Associated with Unconsolidated Ventures	1,385	495
Depreciation and Amortization	10,496	9,439
Depreciation and Amortization Associated with Discontinued Operations	35	3
Depreciation and Amortization Associated with Unconsolidated Ventures	1,778	707

EBITDA	$33,662	34,969

Total Interest Expense	$11,539	10,715

EBITDA: Interest Expense Coverage Ratio	2.9 x	3.3 x

Inland Real Estate Corporation
Supplemental Financial Information
For the Three Months Ended March 31, 2006
(In thousands except per share and square footage data)

Financial Highlights (1)	Three months ended March 31, 2006	Three months ended March 31, 2005

Total revenues	$44,128	50,657

Net income available to common stockholders	$9,876	14,105
Gain on sale of investment properties	(61)	-
Gain on non-operating property	157	-
Equity in depreciation of unconsolidated ventures	1,770	705
Amortization on in-place lease intangibles	732	598
Amortization on leasing commissions	195	155
Depreciation, net of minority interest	9,533	8,449
Funds From Operations	$22,202	24,012

Net income available to common stockholders per common share – basic and diluted	$0.15	0.21

Funds From Operations per common share – basic and diluted	$0.33	0.36

Distributions Declared	$16,216	15,767
Distributions Per Common Share	$0.24	0.23
Distributions / Funds From Operations Payout Ratio	73.0%	65.7%
Weighted Average Commons Shares Outstanding, Diluted	67,558	67,114

	As of March 31, 2006	As of March 31, 2005

Total Assets	$1,262,195	1,262,136

General and Administrative Expenses	Three months ended March 31, 2006	Three months ended March 31, 2005

General and Administrative Expenses (G&A)	2,111	2,073
G&A Expenses as a Percentage of Total Revenue	4.8%	4.1%
Annualized G&A Expenses as a Percentage of Total Assets	0.67%	0.66%

Inland Real Estate Corporation
Supplemental Financial Information
For the Three Months Ended March 31, 2006
(In thousands except per share and square footage data)

Net Operating Income	Three months ended March 31, 2006	Three months ended March 31, 2005

Net Operating Income (NOI) (Cash basis)	$30,531	29,063
Same Store Net Operating Income (Cash basis)	$29,055	28,364
Same Store NOI Percentage Increase Over Prior Year Period	2.4%

Occupancy (2)	As of March 31, 2006	As of March 31, 2005

Leased Occupancy	95.9%	95.2%
Financial Occupancy	95.1%	94.3%
Same Store Financial Occupancy	94.8%	95.0%

Capitalization	As of March 31, 2006	As of March 31, 2005

Total Shares Outstanding	67,585	67,502
Closing Price Per Share	$16.31	14.79
Equity Market Capitalization	$1,102,311	998,355
Total Debt (3)	875,058	745,631
Total Market Capitalization	$1,977,369	1,743,986

Debt to Total Market Capitalization	44.3%	42.8%

(1)

See detailed pages for reconciliation of non-GAAP financial information to the most comparable GAAP measures.

(2)

Includes properties held in unconsolidated joint ventures.

(3)

Includes pro-rata share of unconsolidated joint venture debt.

Inland Real Estate Corporation
Supplemental Financial Information
For the Three Months Ended March 31, 2006
(In thousands except per share and square footage data)

Funds From Operations and Other Information

We consider "Funds From Operations" ("FFO") a widely accepted and appropriate measure of performance for a REIT that provides a supplemental measure of a REIT's operating performance because along with cash flows from operating, investing and financing activities it provides a measure of a REIT's ability to incur and service debt and make capital expenditures and acquisitions.  Due to certain unique operating characteristics of real estate companies, the National Association of Real Estate Investment Trusts ("NAREIT"), an industry trade group, has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as ours.  As defined by NAREIT, FFO means net income computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus depreciation and amortization and after adjustments for unconsolidated partnership and joint ventures in which the REIT holds an interest.  We have adopted the NAREIT definition for computing FFO.  Management uses the calculation of FFO for several reasons.  FFO is used in certain employment agreements to determine incentives received based on our performance.  We also use FFO to compare our performance to that of other REIT's in our peer group.  Additionally, we use FFO in conjunction with our acquisition policy to determine investment capitalization strategy.  The calculation of FFO may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity.  Items that are capitalized do not impact FFO whereas items that are expensed reduce FFO.  Consequently, our presentation of FFO may not be comparable to other similarly titled measures presented by other REITs.  FFO does not represent cash flows from operations as defined by GAAP, it is not indicative of cash available to fund all cash flow needs and liquidity, including our ability to pay distributions and should not be considered as an alternative to net income, as determined in accordance with GAAP, for purposes of evaluating our operating performance.  The following table reflects our FFO for the periods presented, reconciled to net income for these periods:

	Three months ended March 31, 2006	Three months ended March 31, 2005

Net income	$9,876	14,105
Gain on sale of investment properties	(61)	-
Gain on non-operating property	157	-
Equity in depreciation of unconsolidated ventures	1,770	705
Amortization on in-place lease intangibles	732	598
Amortization on leasing commissions	195	155
Depreciation, net of minority interest	9,533	8,449
Funds From Operations	$22,202	24,012
Net income available to common stockholders per common share – diluted	$0.15	0.21
Funds From Operations per common share – diluted	$0.33	0.36
Weighted average number of common shares outstanding – diluted	67,558	67,114

Additional Information
Straight-line rents	$29	(740)
Amortization of above and below market rents	174	190
Amortization of deferred financing fees	338	503
Stock based compensation expense	65	42

Capital Expenditures
Maintenance / non-revenue generating cap ex
Building / Site improvements	$161	577
Non-maintenance / revenue generating cap ex
Tenant improvements	3,042	2,592
Leasing commissions	233	265

Inland Real Estate Corporation
Supplemental Financial Information
For the Three Months Ended March 31, 2006

(In thousands except per share and square footage data)

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)

EBITDA is defined as earnings (losses) from continuing operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization.  We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance.  By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure.  By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio.  Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing.  EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

	Three months ended March 31, 2006	Three months ended March 31, 2005

Income From Continuing Operations	$10,084	13,985
Gain from operations	(257)	-
Income From Discontinued Operations	(13)	120
Interest Expense	10,145	10,183
Interest Expense Associated with Discontinued Operations	9	37
Interest Expense Associated with Unconsolidated Ventures	1,385	495
Depreciation and Amortization	10,496	9,439
Depreciation and Amortization Associated with Discontinued Operations	35	3
Depreciation and Amortization Associated with Unconsolidated Ventures	1,778	707

EBITDA	$33,662	34,969

Total Interest Expense	$11,539	10,715

EBITDA: Interest Expense Coverage Ratio	2.9 x	3.3 x

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2006
(In thousands except per share and square footage data)

Debt Schedule

The Company's mortgages payable are secured by certain of its investment properties and consist of the following at March 31, 2006:

Mortgagee	Interest Rate at March 31, 2006	Maturity Date	Balance at March 31, 2006	Percent of Total Debt
Allstate	5.27%	11/2012	$12,500	1.68%
Allstate	5.27%	12/2012	18,000	2.41%
Allstate	5.87%	09/2009	6,000	0.80%
Allstate	4.65%	01/2010	22,500	3.02%
Allstate (b)	9.25%	12/2009	3,871	0.52%
Allstate	4.70%	10/2010	12,380	1.66%
Allstate	5.19%	08/2012	36,200	4.85%
Archon Financial	4.88%	01/2011	30,720	4.12%
Bear, Stearns Funding, Inc.	6.03%	07/2007	13,600	1.85%
Bear, Stearns Funding, Inc.	6.60%	03/2009	8,000	1.07%
Bear, Stearns Funding, Inc.	5.01%	04/2010	15,300	2.05%
Bear, Stearns Funding, Inc.	5.14%	04/2010	11,125	1.49%
Bear, Stearns Funding, Inc.	5.17%	04/2010	23,690	3.18%
Bear, Stearns Funding, Inc.	4.11%	07/2011	38,730	5.19%
Bear, Stearns Funding, Inc.	5.01%	10/2010	7,885	1.06%
Berkshire Mortgage (b)	7.79%	10/2007	13,425	1.80%
Column Financial, Inc	7.00%	11/2008	25,000	3.35%
John Hancock Life Insurance	7.65%	01/2018	12,106	1.62%
Key Bank	5.00%	10/2010	7,500	1.01%
LaSalle Bank N.A.	5.52%	04/2010	13,550	1.82%
LaSalle Bank N.A. (a)	4.86%	12/2006	16,411	2.20%
LaSalle Bank N.A.	4.88%	11/2011	29,650	3.98%
Lehman Brothers Holding, Inc.	6.36%	10/2008	54,600	7.32%
Metlife Insurance Company	4.71%	10/2010	20,100	2.70%
Midland Loan Serv. (b)	7.86%	01/2008	4,709	0.63%
Midland Loan Serv	5.17%	01/2014	18,492	2.48%
Nomura Credit & Capital, Inc.	5.02%	08/2011	8,800	1.18%
Principal Life Insurance	5.96%	12/2008	11,000	1.47%
Principal Life Insurance	5.25%	10/2009	7,400	0.99%
Principal Life Insurance	3.99%	06/2010	32,930	4.42%
Principal Real Estate Investors	5.29%	12/2012	6,600	0.88%
Woodmen of the World	6.75%	06/2008	4,625	0.62%

Total/Weighted Average Fixed Rate	5.39%		$547,399	73.40%

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2006
(In thousands except per share and square footage data)

Mortgagee	Interest Rate at March 31, 2006	Maturity Date	Balance at March 31, 2006	Percent of Total Debt

LaSalle Bank N.A. (c)	6.81%	12/2010	$7,833	1.05%
LaSalle Bank N.A. (c)	6.03%	04/2010	2,468	0.33%
LaSalle Bank N.A.	6.03%	06/2010	2,732	0.37%
LaSalle Bank N.A. (c)	6.04%	06/2010	2,255	0.30%
LaSalle Bank N.A. (c)	6.03%	04/2010	2,400	0.32%
LaSalle Bank N.A. (a) (c)	6.43%	12/2006	20,383	2.73%
LaSalle Bank N.A. (c)	6.43%	12/2007	14,898	2.00%
LaSalle Bank N.A. (c)	6.03%	07/2010	10,654	1.43%
LaSalle Bank N.A. (c) (d)	3.58%	12/2014	6,200	0.83%
LaSalle Bank N.A. (a) (c)	6.38%	12/2006	3,573	0.48%

Total/Weighted Average Variable Rate Secured	5.39%		73,396	9.84%

KeyBank	6.09%	04/2008	125,000	16.76%

Total/Weighted Average Variable Rate	5.69%		198,396	26.60%

Total/Weighted Average Debt	5.47%		$745,795	100.00%

(a)

Approximately $40,367 of the Company's mortgages payable mature during 2006.  The Company intends to replace these loans with new debt for terms of five years or longer at the market interest rate at the time the existing debt matures.

(b)	These loans require payments of principal and interest monthly; all other loans listed are interest only.

(c)	Payments on these mortgages are calculated using a floating rate of interest based on LIBOR.

(d)

As part of the purchase of the property securing this loan, the Company assumed the existing mortgage-backed Economic Development Revenue Bonds, Series 1994, issued by the Village of Skokie, Illinois.  The interest rate on these bonds floats and is reset weekly by a re-marketing agent.  The rate at March 31, 2006 was 3.58%.  The bonds are further secured by an Irrevocable Letter of Credit, issued by LaSalle Bank at a fee of 1.25% of the principal amount outstanding, paid annually.  In addition, the Company is required to pay a re-marketing fee of 0.125% per annum of the principal amount outstanding, paid quarterly, and a trustee fee of $500, also paid quarterly.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2006
(In thousands except per share and square footage data)

Top Ten Tenants (1)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Jewel Food Stores	9	$5,727	3.44%	576,112	4.14%
Dominick's Finer Foods	8	6,049	3.63%	526,599	3.79%
TJX Companies, Inc (2)	16	4,428	2.66%	512,382	3.69%
Supervalu, Inc	8	4,844	2.91%	456,124	3.28%
K-mart	4	1,434	0.86%	372,922	2.68%
Roundy's	4	2,591	1.56%	258,510	1.86%
Kohl’s	3	2,088	1.25%	257,832	1.85%
Petsmart	10	3,078	1.85%	242,841	1.75%
Kroger	4	1,799	1.08%	235,687	1.70%
Office Depot	9	2,222	1.33%	199,180	1.43%

Total		$34,260	20.57%	3,638,189	26.17%

(1)

Includes 100% of tenants in properties of unconsolidated joint ventures.

(2)

Includes TJ Maxx, Marshall’s, and A.J. Wright Stores

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2006

(In thousands except per share and square footage data)

Lease Expiration Analysis

			Annualized Base Rent in Place at March 31, 2006
	Lease Expiration Year	Number of Leases Expiring	GLA Under Expiring Leases (Sq.Ft.)	Percent of Total Leased GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)
ALL ANCHOR LEASES (1)

1	M-T-M	1	24,800	0.19%	$143	0.08%	$5.77
2	2006	10	193,592	1.46%	1,523	0.87%	7.87
3	2007	18	383,579	2.89%	3,001	1.72%	7.82
4	2008	28	639,825	4.82%	6,399	3.67%	10.00
5	2009	26	800,536	6.04%	7,222	4.14%	9.02
6	2010	20	575,209	4.34%	4,930	2.82%	8.57
7	2011	25	875,104	6.60%	8,592	4.92%	9.82
8	2012	22	629,483	4.75%	7,432	4.26%	11.81
9	2013	19	450,253	3.40%	5,522	3.16%	12.26
10	2014	23	744,433	5.61%	9,172	5.26%	12.32
11	2015+	88	4,077,382	30.75%	48,491	27.78%	11.89

TOTAL/WEIGHTED AVERAGE		280	9,394,196	70.85%	$102,427	58.68%	$10.90

ALL NON-ANCHOR LEASES (1)
1	M-T-M	16	39,157	0.30%	481	0.28%	12.28
2	2006	139	361,895	2.73%	5,695	3.26%	15.74
3	2007	236	572,720	4.32%	9,649	5.53%	16.85
4	2008	266	721,167	5.44%	12,067	6.91%	16.73
5	2009	242	609,056	4.59%	11,115	6.37%	18.25
6	2010	210	540,061	4.07%	10,726	6.14%	19.86
7	2011	83	280,254	2.11%	4,935	2.83%	17.61
8	2012	41	125,611	0.95%	2,468	1.41%	19.65
9	2013	37	132,064	1.00%	3,119	1.79%	23.62
10	2014	42	162,044	1.22%	3,895	2.23%	24.04
11	2015+	73	321,420	2.42%	7,982	4.57%	24.83

TOTAL/WEIGHTED AVERAGE		1,385	3,865,449	29.15%	$72,132	41.32%	$18.66

ALL LEASES
1	M-T-M	17	63,957	0.49%	$624	0.36%	$9.76
2	2006	149	555,487	4.19%	7,218	4.13%	12.99
3	2007	254	956,299	7.21%	12,650	7.25%	13.23
4	2008	294	1,360,992	10.26%	18,466	10.58%	13.57
5	2009	268	1,409,592	10.63%	18,337	10.51%	13.01
6	2010	230	1,115,270	8.41%	15,656	8.96%	14.04
7	2011	108	1,155,358	8.71%	13,527	7.75%	11.71
8	2012	63	755,094	5.70%	9,900	5.67%	13.11
9	2013	56	582,317	4.40%	8,641	4.95%	14.84
10	2014	65	906,477	6.83%	13,067	7.49%	14.42
11	2015+	161	4,398,802	33.17%	56,473	32.35%	12.84

TOTAL/WEIGHTED AVERAGE		1,665	13,259,645	100.00%	$174,559	100.00%	$13.16

(1)

Includes leases expiring on unconsolidated property owned in a joint venture.

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet. non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Annualized base rent for all leases in place at report date are calculated as follows:  annualized current monthly base rents in-place.

(4)

Annualized base rent divided by gross leasable area as of report date.

Inland Real Estate Corporation
Supplemental Financial Information
For the Three Months Ended March 31, 2006

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis)

New Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2006	18	48,229	$668	$890	$223	33.4%
per square foot			$13.84	$18.46	$4.62

2006 Total	18	48,229	$668	$890	$223	33.4%
per square foot			$13.84	$18.46	$4.62

Renewal Lease Summary

					Increase/(Decrease)
	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q2006	51	283,698	$3,007	$3,423	$416	13.8%
per square foot			$10.60	$12.07	$1.47

2006 Total	51	283,698	$3,007	$3,423	$416	13.8%
per square foot			$10.60	$12.07	$1.47

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Non-Comparable Lease Summary

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent

1Q2006	3	69,770	$-	$873
per square foot			$-	$12.52

2006 Total	3	69,770	$-	$873
per square foot			$-	$12.52

Non-comparable leases represent leases signed for which there was no former tenant, or expansion square footage for leases rolling over for which there was no former tenant.

Inland Real Estate Corporation
Supplemental Financial Information
For the Three Months Ended March 31, 2006

 (In thousands except per share and square footage data)

1st Quarter 2006 Leasing Activity

New Leases	Non- Anchors	Anchors	Total

Number of Leases	18	-	18
Gross Leasable Area (Sq.Ft.)	48,229	-	48,229
Base Rent/Sq.Ft. ($/Sq.Ft.)	$18.46	-	18.46

Renewals	Non- Anchors (1)	Anchors (1)	Total

Number of Leases	49	2	51
Gross Leasable Area (Sq.Ft.)	168,965	114,733	283,698
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.03	6.23	12.07

Non-Comparable Leases (2)	Non- Anchors	Anchors	Total

Number of Leases	2	1	3
Gross Leasable Area (Sq.Ft.)	5,990	63,780	69,770
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.05	11.77	12.52

Total New, Renewal and Non- Comparable Leases	Non- Anchors (1)	Anchors (1)	Total

Number of Leases	69	3	72
Gross Leasable Area (Sq.Ft.)	223,184	178,513	401,697
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.68	8.21	12.91

(1)

The Company defines anchors as single tenants which lease 10,000 or more square feet, non-anchors are defined as tenants which lease less than 10,000 square feet.

(2)

Non-comparable leases represent leases signed for which there was no former tenant, or expansion square footage for leases rolling over for which there was no former tenant.

Inland Real Estate Corporation
Supplemental Financial Information
For the Three Months Ended March 31, 2006

(In thousands except per share and square footage data)

Same Store Net Operating Income Analysis (Cash Basis)

The following schedule presents same store net operating income, which is the net operating income of properties owned in the three months ended March 31, 2006 and 2005, along with other investment properties new operating income.  Same store net operating income is considered a non-GAAP financial measure because it does not include interest, depreciation, amortization, bad debt and general and administrative expenses.  We provide same store net operating income as it allows investors to compare the results of property operations for the three months ended March 31, 2006 and 2005.  We also provide a reconciliation of these amounts to the most comparable GAAP measure, income from operations.

	Three months ended March 31, 2006	Three months ended March 31, 2005	% Increase -Decreased
Rental income and tenant recoveries:
"Same store" investment properties, 125 properties, approximately 10.5 million square feet	$41,846	42,847	-2.3%
"Other investment properties”	2,140	2,234

Total rental income and tenant recoveries	43,986	45,081

Property operating expenses:
"Same store" investment properties (excluding interest, depreciation, amortization and bad debt expense)	$12,791	14,483	-11.7%
"Other investment properties" (excluding interest, depreciation, amortization and bad debt expense)	664	1,535

Total property operating expenses	13,455	16,018

Net operating income (rental and additional rental income less property operating expenses):
"Same store" investment properties	$29,055	28,364	2.4%
"Other investment properties"	1,476	699

Total net operating income	30,531	29,063

Other income:
Straight-line income	29	(747)
Lease termination income	-	6,154
Other property income	113	169
Other income	1,017	380
Fee income from unconsolidated joint ventures	659	281
Gain on sale of investment properties	492	-

Other expenses:
Bad debt expense	(304)	(355)
Depreciation and amortization	(10,715)	(9,440)
General and administrative expenses	(2,111)	(2,073)
Interest expense	(10,333)	(10,183)
Minority interest	(391)	(254)
Equity in earnings of unconsolidated ventures	1,097	990
Income from continuing operations	10,084	13,985

Inland Real Estate Corporation
Supplemental Financial Information
For the Three Months Ended March 31, 2006

(In thousands except per share and square footage data)

Property Acquisitions

Date	Property	City	State	GLA Sq.Ft.	Purchase Price	Cap Rate	Financial Occupancy	Anchors	Year Built / Renovated

1/9/2006	Big Lake Town Square	Big Lake	MN	67,835	9,985	7.73%	100%	Coborn’s Grocery	2005
1/11/2006	Honey Creek Commons	Terre Haute	IN	179,100	23,782	6.70%	100%	Kohl’s, Linens ‘n Things and TJ Maxx	2005
2/7/2006	The Shoppes at Grayhawk	Omaha	NE	227,350	27,067	6.70%	99%	Lowe’s and Michaels	2001-2004
02/15/06	Algonquin Commons (a)	Algonquin	IL	564,524	154,000	6.70%	99%	Office Max, Old Navy, Ann Taylor, Pottery Barn	2004-2005
3/28/2006	Pick ‘n Save	Waupaca	WI	63,780	8,125	8.70%	100%	Pick ‘n Save	2002

				538,065	$68,959

Property Dispositions

Date	Property	City	State	GLA Sq.Ft.	Sales Price	Loss on Sale

2/22/06	Crestwood Plaza	Crestwood	IL	20,044	1,425	(195)

(a)

The property was acquired through our joint venture with the New York State Teachers' Retirement System.

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2006

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures

Venture with New York State Teachers’ Retirement System

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt

12/03/04	IN Retail Fund, LLC	Cobbler Crossing	Elgin	IL	102,643	50.0%	$2,289	$4,100
12/03/04	IN Retail Fund, LLC	Shoppes at Mill Creek	Palos Park	IL	102,422	50.0%	4,479	4,255
12/03/04	IN Retail Fund, LLC	Woodfield Commons	Schaumburg	IL	207,583	50.0%	8,183	8,750
12/03/04	IN Retail Fund, LLC	Marketplace at Six Corners	Chicago	IL	117,000	50.0%	5,426	5,900
12/03/04	IN Retail Fund, LLC	Chatham Ridge	Chicago	IL	175,774	50.0%	6,067	7,500
12/23/04	IN Retail Fund, LLC	Randall Square	Geneva	IL	216,201	50.0%	10,875	6,765
4/1/05	IN Retail Fund, LLC	Thatcher Woods	River Grove	IL	193,313	50.0%	7,217	5,100
6/1/05	IN Retail Fund, LLC	Forest Lake Marketplace	Forest Lake	MN	93,853	50.0%	4,801	3,295
6/30/05	IN Retail Fund, LLC	Orland Park Place	Orland Park	IL	598,054	50.0%	1,188	17,762
9/1/05	IN Retail Fund, LLC	Mapleview Shopping Center	Grayslake	IL	103,714	50.0%	412	7,317
9/1/05	IN Retail Fund, LLC	Regal Showplace	Crystal Lake	IL	94,860	50.0%	259	5,002
2/15/06	IN Retail Fund, LLC	Algonquin Commons	Algonquin	IL	564,524	50.0%	13,434	48,927

2,569,941	$64,630	$124,673

Debt Schedule

Mortgagee	Rate / Type	Maturity	Balance

Allstate	5.21% Fixed	May 2012	$8,200
Allstate	5.63% Fixed	March 2011	8,510
Allstate	4.84% Fixed	December 2009	11,800
Archon	4.35% Fixed	December 2007	6,589
Bear Stearns Funding, Inc	6.50% Fixed	September 2006	13,530
LaSalle Bank N.A.	4.94% Fixed	April 2012	17,500
LaSalle Bank N.A.	4.94% Fixed	April 2012	15,000
Principal	5.57% Fixed	October 2007	10,200
TIAA-CREF	5.45% Fixed	November 2014	76,932
TIAA-CREF	5.24% Fixed	December 2014	20,923
Wachovia	5.58% Fixed	April 2013	14,001
Wachovia	5.66% Fixed	April 2013	2,740
Wachovia	5.93% Fixed	April 2013	7,897
Wells Fargo	5.25% Fixed	July 2011	35,523

Total / Weighted Average	5.36%	$249,345

Venture with Crow Holdings

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt

9/23/04	INCH III/Hastings, LLC	Hastings Marketplace	Hastings	MN	97,535	50.0%	$1,390	$4,890

Debt Schedule

Mortgagee	Rate / Type	Maturity	Balance

Principal Life Insurance	5.21% Fixed	October 2009	$9,780

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2006

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Balance Sheets

	March 31, 2006	December 31, 2005

Balance Sheet:

Assets:
Cash	$10,253	24,492
Investment in real estate, net	407,284	264,861
Construction in progress	29	27
Acquired lease intangibles, net	59,666	46,114
Accounts and rents receivable	7,394	7,599
Restricted cash	4,705	4,274
Leasing commissions, net	389	392
Loan fees, net	1,109	372
Other assets	185	439

Total assets	491,014	348,570

Liabilities:
Accounts payable and accrued expenses	1,063	739
Acquired lease intangibles, net	8,118	8,527
Accrued interest	1,073	668
Accrued real estate taxes	9,844	9,171
Security and other deposits	362	343
Mortgage payable	259,125	158,799
Prepaid rents and unearned income	1,405	890
Other liabilities	2,178	2,606

Total liabilities	283,168	181,743

Equity:
Inland	104,430	92,250
Other partners	103,416	74,577

Total equity	207,846	166,827

Total liabilities and equity	$491,014	348,570

Unconsolidated joint ventures had mortgages payable of $259,125 and $158,799 as of March 31, 2006 and December 31, 2005, respectively.  The Company’s proportionate share of these loans was $129,562 as of March 31, 2006, and $79,399 as of December 31, 2005.  As the debt is non-recourse, the Company is only liable up to its investment in the joint ventures.

Inland Real Estate Corporation
Supplemental Financial Information
For the Three Months Ended March 31, 2006

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Statements of Operations

	Three months ended March31, 2006	Three months ended March31, 2005
Revenues:
Rental income	$8,343	3,591
Tenant recoveries	3,663	1,729

Total revenues	12,006	5,320

Expenses:
Property operating expenses	1,569	1,005
Real estate tax expense	2,747	1,157
Bad debt expense	11	19
Depreciation and amortization	3,565	1,414

Total expenses	7,892	3,595

Operating income	4,114	1,725

Other income	89	258
Interest expense	(2,771)	(990)

Income from continuing operations	$1,432	993

Inland's pro rata share	$756	613

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2006

Property List

As of March 31, 2006, we owned, outright or through joint ventures, 146 investment properties, comprised of 28 single-user retail properties, 90 Neighborhood Retail Centers and 28 Community Centers.  These investment properties are located in the states of Florida (1), Illinois (96), Indiana (7), Michigan (1), Minnesota (27), Missouri (1), Nebraska (1), Ohio (3), Tennessee (1) and Wisconsin (8).  Tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Single-User

Ameritech Joliet, IL	4,504	05/97	1995	100%	1	None

Bakers Shoes Chicago, IL	20,000	09/98	1891	100%	1	Bakers Shoes

Bally's Total Fitness St. Paul, MN	43,000	09/99	1998	100%	1	Bally's Total Fitness

Carmax Schaumburg, IL	93,333	12/98	1998	100%	1	Carmax

Carmax Tinley Park, IL	94,518	12/98	1998	100%	1	Carmax

Circuit City Traverse City, MI	21,337	01/99	1998	100%	0 (b)	Circuit City (b)

Cub Foods Arden Hills, MN	68,442	03/04	2003	100%	1	Cub Foods

Cub Foods Buffalo Grove, IL	56,192	06/99	1999	100%	1	Cub Foods

Cub Foods Hutchinson, MN	60,208	01/03	1999	100%	0 (b)	Cub Foods (b)

Cub Foods Indianapolis, IN	67,541	03/99	1991	100%	1 (b)	Cub Foods (b)

Cub Foods Plymouth, MN	67,510	03/99	1991	100%	1	Cub Foods

Disney Celebration, FL	166,131	07/02	1995	100%	1	Walt Disney World

Dominick's Countryside, IL	62,344	12/97	1975 / 2001	100%	1	Dominick's Finer Foods

Dominick's Glendale Heights, IL	68,879	09/97	1997	100%	1	Dominick's Finer Foods

Dominick's Hammond, IN	71,313	05/99	1999	100%	2	Food 4 Less

Dominick's Schaumburg, IL	71,400	05/97	1996	100%	1	Dominick's Finer Foods

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2006

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Single-User

Dominick's West Chicago, IL	78,158	01/98	1990	0%	0	None

Eckerd Drug Store Chattanooga, TN	10,908	05/02	1999	100%	1	Eckerd Drug Store

Hollywood Video Hammond, IN	7,488	12/98	1998	100%	1	None

Home Goods Store Coon Rapids, MN	25,145	10/05	2005	100%	1	Home Goods

Michael's Coon Rapids, MN	24,240	07/02	2001	100%	1	Michael's

Petsmart Gurnee, IL	25,692	04/01	1997	100%	1	Petsmart

Pik 'N Save Waupauca, WI	63,780	03/06	2002	100%	1	Roundy’s

Riverdale Commons Outlot Coon Rapids, MN	6,566	03/00	1999	100%	1	None

Staples Freeport, IL	24,049	12/98	1998	100%	1	Staples

United Audio Center Schaumburg, IL	9,988	09/99	1998	100%	1	None

Walgreens Decatur, IL	13,500	01/95	1988	100%	1 (b)	Walgreens (b) (c)

Walgreens Jennings, MO	15,120	10/02	1996	100%	1	Walgreens (c)

Neighborhood Retail Centers

22nd Street Plaza Outlot Oakbrook Terrace, IL	10,052	11/97	1985/2004	99%	3	None

Aurora Commons Aurora, IL	126,908	01/97	1988	98%	24	Jewel Food Stores

Baytowne Shoppes/Square Champaign, IL	118,842	02/99	1993	99%	21	Staples
						Berean Bookstore
						Petsmart
						Famous Footwear
						Factory Card Outlet

Berwyn Plaza Berwyn, IL	18,138	05/98	1983	100%	3	Justice Produce

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2006

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Neighborhood Retail Centers

Big Lake Town Square Big Lake, MN	63,844	01/06	2005	100%	8	Coborn’s Super Store

Bohl Farm Marketplace Crystal Lake, IL	97,287	12/00	2000	100%	14	Linens & Things
						Barnes & Noble
						Dress Barn
Brunswick Market Center Brunswick, OH	119,540	12/02	1997 / 1998	94%	16	Tops, Inc.

Burnsville Crossing Burnsville, MN	91,015	09/99	1989	99%	13	Schneiderman’s Furniture
						Petsmart
Butera Market Naperville, IL	67,632	03/95	1991	100%	14	Butera

Byerly's Burnsville Burnsville, MN	72,365	09/99	1988	100%	7 (b)	Byerly's Food Store
						Erik's Bike Shop
Caton Crossing Plainfield, IL	83,792	06/03	1998	96%	17	Cub Foods

Cliff Lake Center Eagan, MN	73,582	09/99	1988	95%	36	None

Cobblers Crossing Elgin, IL	102,643	05/97	1993	100%	17 (b) (e)	Jewel Food Stores

Deer Trace Kohler, WI	149,881	07/02	2000	100%	12	Elder Beerman
						TJ Maxx
						Michael's
						Famous Footwear
Deer Trace II Kohler, WI	24,410	08/04	2003/2004	100%	8	None

Downers Grove Market Downers Grove, IL	104,449	03/98	1998	100%	14	Dominick's Finer Foods

Eastgate Shopping Ctr Lombard, IL	131,601	07/98	1959 / 2000	84%	32	Schroeder's Ace Hardware

Edinburgh Festival Brooklyn Park, MN	91,536	10/98	1997	99%	14 (b)	Knowlan's Super Market

Elmhurst City Center Elmhurst, IL	39,090	02/98	1994	100%	12	Walgreens (c)

Fashion Square Skokie, IL	84,580	12/97	1984	92%	16	Cost Plus World Market
						Office Depot
Fashion Square II Skokie, IL	7,151	11/04	1984	100%	2	None

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2006

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Neighborhood Retail Centers

Forest Lake Marketplace Forest Lake, MN	93,853	09/02	2001	100%	10 (e)	MGM Liquor Warehouse
						Cub Foods
Four Flaggs Annex Niles, IL	21,425	11/02	1973 / 2001	100%	5	Factory Card Outlet

Gateway Square Hinsdale, IL	40,170	03/99	1985	100%	17	None

Goodyear Montgomery, IL	12,903	09/95	1991	100%	3	None

Grand and Hunt Club Gurnee, IL	21,222	12/96	1996	100%	3	None

Hartford Plaza Naperville, IL	43,762	09/95	1995	100%	9 (b)	The Tile Shop

Hastings Marketplace Hastings, MN	97,535	02/04	2002	100%	14(b) (d)	Cub Foods

Hawthorn Village Vernon Hills, IL	98,806	08/96	1979	96%	20	Dominick's Finer Foods
						Walgreens
Hickory Creek Marketplace Frankfort, IL	55,831	08/99	1999	89%	23	None

High Point Center Madison, WI	86,004	04/98	1984	90%	22 (b)	None

Homewood Plaza Homewood, IL	19,000	02/98	1993	100%	1	Office Depot

Iroquois Center Naperville, IL	140,981	12/97	1983	100%	29 (b)	Sears Logistics Services
						Planet Fitness
						Big Lots
						Xilin Association
Joliet Commons Ph II Joliet, IL	40,395	02/00	1999	79%	2	Office Max

Mallard Crossing Elk Grove Village, IL	82,929	05/97	1993	100%	12	Food 4 Less

Mankato Heights Mankato, MN	139,916	04/03	2002	97%	19	TJ Maxx
						Michael’s
						Old Navy
						Pier One
						Famous Footwear
Maple Grove Retail Maple Grove, MN	79,130	09/99	1998	97%	4	Roundy's

Maple Plaza Downers Grove, IL	31,196	01/98	1988	95%	12	None

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2006

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Neighborhood Retail Centers

Mapleview Grayslake, IL	115,038	3/05	2000	80%	17 (e)	Jewel Food Stores

Marketplace at 6 Corners Chicago, IL	117,000	11/98	1997	100%	5 (e)	Jewel Food Store
						Marshall’s Dept. Store
Medina Marketplace Medina, OH	72,781	12/02	1956 / 1999	100%	8	Tops, Inc.

Mundelein Plaza Mundelein, IL	16,803	03/96	1990	100%	5	None

Nantucket Square Schaumburg, IL	56,981	09/95	1980	92%	17	Cue-Can-Do

Naper West Ph II Naperville, IL	50,000	10/02	1985	73%	1	JoAnn Fabrics

Niles Shopping Center Niles, IL	26,109	04/97	1982	99%	6	None

Northgate Center Sheboygan, WI	73,647	4/29/05	2003	96%	7	Piggly Wiggly

Oak Forest Commons Oak Forest, IL	108,330	03/98	1998	99%	14 (b)	Food 4 Less
						Murray’s Discount Auto
Oak Forest Commons Ph III Oak Forest, IL	7,424	06/99	1999	88%	4 (b)	None

Oak Lawn Town Center Oak Lawn, IL	12,506	06/99	1999	100%	4	None

Orland Greens Orland Park, IL	45,031	09/98	1984	63%	13 (b)	Shoe Carnival

Orland Park Retail Orland Park, IL	8,500	02/98	1997	100%	3	None

Park Avenue Centre Highland Park, IL	71,442	06/97	1996/2005	61%	2 (f)	Staples
						Sam’s Wine & Spirits
Park Place Plaza St. Louis Park, MN	84,999	09/99	1997/2006	100%	14	Office Max
						Petsmart
Park Square Brooklyn Park, MN	137,116	08/02	1986 / 1988	50%	20	Fashion Bug

Park St. Claire Schaumburg, IL	11,859	12/96	1994	100%	2	None

Plymouth Collection Plymouth, MN	45,915	01/99	1999	100%	11	Golf Galaxy

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2006

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Neighborhood Retail Centers

Quarry Outlot Hodgkins, IL	9,650	12/96	1996	100%	3	None

Regal Showplace Crystal Lake, IL	94,860	03/05	1998	96%	6 (e)	Regal Cinemas

Regency Point Lockport, IL	54,841	04/96	1993 / 1995	100%	17	9th Street Fitness
						Ace Hardware
Riverplace Center Noblesville, IN	74,414	11/98	1992	98%	11	Kroger
						Fashion Bug
River Square S/C Naperville, IL	58,260	06/97	1988	94%	25 (b)	None

Rochester Marketplace Rochester, MN	70,213	09/03	2001 / 2003	61%	14	Staples

Rose Plaza Elmwood Park, IL	24,204	11/98	1997	100%	3	Binny's

Rose Plaza East Naperville, IL	11,658	01/00	1999	100%	5	None

Rose Plaza West Naperville, IL	14,335	09/99	1997	100%	5 (b)	None

Salem Square Countryside, IL	112,310	08/96	1973 / 1985	100%	7	TJ Maxx
						Marshall’s
Schaumburg Plaza Schaumburg, IL	61,485	06/98	1994	91%	10	Sears Hardware

Schaumburg Promenade Schaumburg, IL	91,831	12/99	1999	100%	8	Linens and Things
						DSW Shoe Warehouse
						Pier 1 Imports
Sears Montgomery, IL	34,300	06/96	1990	37%	4	None

Shakopee Valley Shakopee, MN	146,430	12/02	2000 / 2001	100%	14	Kohl's
						Office Max
Shannon Square Shoppes Arden Hills, MN	29,196	06/04	2003	100%	14	None

Shingle Creek Brooklyn Center, MN	39,456	09/99	1986	73%	16	None

Shoppes of Mill Creek Palos Park, IL	102,422	03/98	1989	99%	21 (e)	Jewel Food Stores

Shops at Coopers Grove Country Club Hills, IL	72,518	01/98	1991	16%	5	None

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2006

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Neighborhood Retail Centers

Six Corners Chicago, IL	80,650	10/96	1966/2005	95%	8	Bally Total Fitness
						Office Depot
Spring Hill Fashion Ctr West Dundee, IL	125,198	11/96	1985	97%	19	Pier One
						TJ Maxx
						Michaels Stores Factory Card Outlet
St. James Crossing Westmont, IL	49,994	03/98	1990	98%	20 (b)	None

Stuart's Crossing St. Charles, IL	85,529	07/99	1999	95%	7	Jewel Food Stores

Terramere Plaza Arlington Heights, IL	40,965	12/97	1980	77%	18 (b)	None

Townes Crossing Oswego, IL	105,989	08/02	1988	100%	22	Jewel Food Stores

Two Rivers Plaza Bolingbrook, IL	57,900	10/98	1994	100%	11	Marshall's
						Factory Card Outlet
University Crossing Mishawaka, IN	136,430	10/03	2003	100%	22	Marshall's
						Babies R Us
						Petco
						Famous Footwear
						Dollar Tree Stores
						Pier 1 Imports
V. Richard's Plaza Brookfield, WI	107,952	02/99	1985	98%	24	V. Richards Market
						Guitar Center
						Pedro’s Mexican Restaurant
Wauconda Shopping Ctr Wauconda, IL	31,357	05/98	1988	100%	3	Sears Hardware

West River Crossing Joliet, IL	32,452	08/99	1999	96%	16	None

Western & Howard Chicago, IL	11,974	04/98	1985	100%	3	None

Wilson Plaza Batavia, IL	11,160	12/97	1986	88%	7	None

Winnetka Commons New Hope, MN	42,415	07/98	1990	83%	13 (b)	Frattalone

Wisner/Milwaukee Plaza Chicago, IL	14,677	02/98	1994	100%	4	None

Woodland Heights Streamwood, IL	120,436	06/98	1956/1997	97%	15	Jewel Food Stores
						U.S. Postal Service

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2006

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Community Centers

Algonquin Commons
Algonquin, IL	560,433	03/06	2004/2005	90%	70 (e)	Circuit City
						PetsMart
						Office Max
						Wickes
						Barrett’s Home Theater
						Border's
						Forth & Towne
						Pottery Barn
						Old Navy
						DSW Warehouse
						Dick's Sporting Goods
Bergen Plaza Oakdale, MN	272,233	04/98	1978	97%	38 (b)	K-Mart
						Roundy’s
						Petco
Chatham Ridge Chicago, IL	175,774	02/00	1999	99%	28 (e)	Cub Foods
						Marshall’s Dept. Store
						Bally Total Fitness
Chestnut Court Darien, IL	170,027	03/98	1987	99%	22	Office Depot
						Powerhouse Gym
						Just Ducky
						Factory Card Outlot
						Loyola Medical
						Stein Mart
Crystal Point Crystal Lake, IL	339,898	07/04	1976/1998	100%	16	Best Buy
						K-Mart
						Bed, Bath & Beyond
						The Sports Authority
						Cost Plus
						Borders Books
						Office Depot
Four Flaggs Niles, IL	306,661	11/02	1973 / 1998	99%	25 (b)	Wickes Furniture
						Jewel Food Stores
						Rhodes (b)
						Office Depot
						REI
						Petsmart
						Jo-Ann Fabrics
						Books-A-Million
						Women’s Workout World
Greentree Center & Outlot Caledonia, WI	159,268	02/05	1990/19993	100%	11	Pic n Save
						K-Mart
Honey Creek Crossing Terre Haute, IN	169,800	01/06	2005	100%	8	Kohl’s
						Linens ‘N Things
						TJ Maxx

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2006

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Community Centers

Joliet Commons Joliet, IL	158,922	10/98	1995	100%	16	Cinemark
						Petsmart
						Barnes & Noble
						Old Navy
						MC Sports
						La-Z Boy Showcase Shop
						Old Country Buffet
Lake Park Plaza Michigan City, IN	229,639	02/98	1990	95%	16 (b)	Wal-Mart
						Valuland (b)
						Jo Ann Fabrics
						Factory Card Outlet
Lansing Square Lansing, IL	233,508	12/96	1991	89%	16	Sam's Club
						Office Max
						Babies R Us
Maple Park Place Bolingbrook, IL	227,795	01/97	1992/2004	97%	27	Powerhouse Gym
						Office Depot
						Jo Ann Fabrics
						Sportmart
						Best Buy
Naper West Naperville, IL	164,812	12/97	1985	89%	29	TJ Maxx
						Barrett’s Home Theater Store
Orland Park Place Orland Park, IL	599,664	4/28/05	1980/1999	90%	25 (e)	K & G Superstore
						Old Navy
						Cost Plus World Market
						Stein Mart
						Tiger Direct
						Barnes & Noble
						Wickes Furniture
						DSW Shoe Warehouse
						Bed, Bath & Beyond
						Sports Authority
						Binny’s Beverage Depot
						Office Depot
						Dick’s Sporting Goods
						Marshall's
Park Center Plaza Tinley Park, IL	194,599	12/98	1988	99%	34 (b)	Cub Foods
						Bally's Total Fitness
						The Furniture Box
						Bud’s Sport Place
						Chuck E. Cheese
						Old Country Buffet

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2006

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Community Centers

Pine Tree Plaza Janesville, WI	187,413	10/99	1998	98%	22	Gander Mountain
						TJ Maxx
						Staples
						Michaels Stores
						Old Navy LLC
						Petco
						Famous Footwear
Quarry Retail Minneapolis, MN	281,648	09/99	1997	99%	15	Home Depot
						Roundy’s
						Petsmart
						Office Max
						Old Navy
						Party City
Randall Square Geneva, IL	216,485	05/99	1999	99%	28 (e)	Marshall’s Dept. Store
						Bed, Bath & Beyond
						Old Navy
						Factory Card Outlet
						Shoe Carnival
						Petsmart
						Michaels Stores
Riverdale Commons Coon Rapids, MN	168,277	09/99	1998	100%	17	Roundy's
						Wickes Furniture
						Office Max
						Petco
						Party City
Rivertree Court Vernon Hills, IL	298,862	07/97	1988	100%	44 (b)	Best Buy
						Kerasotes Theaters
						Office Depot
						TJ Maxx
						Petsmart
						Michaels Stores
						Harlem Furniture
						Ulta Salon
						Old Country Buffet
Shoppes at Grayhawk Omaha, NE	227,350	02/06	2001-2004	100%	25	Lowe’s
						Michael’s
Shops at Orchard Place Skokie, IL	165,141	12/02	2000	97%	21	Best Buy
						DSW Shoe Warehouse
						Ulta Salon
						Pier 1 Imports
						Petco
						Walter E. Smithe
						Factory Card Outlet
Springboro Plaza Springboro, OH	154,034	11/98	1992	100%	5	K-Mart
						Kroger

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2006

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants	Anchor Tenants (a)

Community Centers

Thatcher Woods River Grove, IL	193,313	04/02	1969/1999	98%	21 (e)	Walgreens
						A.J. Wright
						Olson’s Ace Hardware
						Hanging Garden Banquet
						Binny’s Beverage Depot
						Dominick’s
Village Ten Coon Rapids, MN	211,568	08/03	2002	98%	12	Lifetime Fitness
						Cub Foods
						Dollar Tree Stores
Woodfield Commons E/W Schaumburg, IL	207,452	10/98	1973 1975 1997	92%	16 (b) (e)	Toys R Us
						Tower Records
						Luna Carpets
						Comp USA
						Cost Plus World Market
						Party City
						Discovery Clothing
Woodfield Plaza Schaumburg, IL	177,160	01/98	1992	94%	9	Kohl's
						Jo Ann Fabrics
						Barnes & Noble
						Joseph A. Banks Clothiers
Woodland Commons Buffalo Grove, IL	170,398	02/99	1991	97%	37 (b)	Dominick's Finer Foods
						Jewish Community Center

Total	13,965,758

(a)	Anchor tenants are defined as any tenant occupying 10,000 or more square feet. The trade name is used which may be different than the tenant name on the lease.

(b)

We continue to receive rent from tenants who have vacated but are still obligated under their lease terms.  These tenants continue to pay an amount equal to the contractual obligations under their lease.

(c)	Beginning with the earlier date listed, pursuant to the terms of each lease, the tenant has a right to terminate prior to the lease expiration date.

(d)	Single property joint venture with Crow Holdings.

(e)	Joint Venture with the New York State Teacher’s Retirement System.

(f)	Single property joint venture with Tucker Development Corporation.